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                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

For Annual Meeting for Fiscal Year Ending September 30, 1999

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     Commission Only (as permitted
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                            Harvard Industries, Inc.
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                (Name of Registrant as Specified In Its Charter)


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[LOGO]


            Roger G. Pollazzi
            Chairman & CEO





                                                                   June 15, 2001

Fellow Shareholder:

I am pleased to report that Harvard has successfully obtained new financing in one of the toughest credit markets in recent memory. Although other larger tier one and tier 2 suppliers to the automakers have been unable to secure financing in this environment, Harvard's management team succeeded. Management has worked extremely hard to complete the financial and operational restructuring required by recent trends in the economy and the auto industry in particular.

With our financing in place we are moving forward with our previously stated business strategy of increasing sales to non-automotive industrial customers in order to achieve a ratio of sales that is 60% automotive sales and 40% industrial sales.

We look forward to the challenges and opportunities that lie ahead. We deeply appreciate the confidence you have shown in us and be assured that we are working hard to deliver value to our customers, employees and shareholders.



                                            Sincerely




                                            Roger G. Pollazzi

                                            /s/ Roger G. Pollazzi

                                            Chairman and Chief Executive Officer